Related-party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related-party Transactions

19 Related-party Transactions

The Company’s related parties are the members of the board of directors of NXP Semiconductors N.V., the members of the management team of NXP Semiconductors N.V. and equity-accounted investees and, up to July 26, 2018, Qualcomm Incorporated. As of the divestment of the SP business on February 6, 2017, the newly formed Nexperia has become a related party.

Other

We have a number of strategic alliances and joint ventures. We have relationships with certain of our alliance partners in the ordinary course of business whereby we enter into various sale and purchase transactions, generally on terms comparable to transactions with third parties. However, in certain instances upon divestment of former businesses where we enter into supply arrangements with the former owned business, sales are conducted at cost.

The following table presents the amounts related to revenue and other income and purchase of goods and services incurred in transactions with these related parties:

	2018	2017	2016
Revenue and other income	133	130	59
Purchase of goods and services	106	144	116

The following table presents the amounts related to receivable and payable balances with these related parties:

	2018	2017
Receivables	25	54
Payables	49	77

As part of the divestment of the SP business, we entered into a lease commitment and related services to Nexperia, that is $28 million as of December 31, 2018, and committed $50 million to an investment fund affiliated with Nexperia’s owners.